IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
VICTORIA DIVISION

IN RE:	§	
	§	CASE NO: 15-60016
BPZ RESOURCES, INC.	§	CHAPTER 11
	§	
Debtor(s).	§	DAVID R. JONES

ORDER (I)(A) APPROVING BIDDING PROCEDURES AND NOTICE PROCEDURES RELATED TO THE PROPOSED SALE OF ASSETS AND (B) SCHEDULING A HEARING ON APPROVAL OF THE PROPOSED SALE OF ASSETS; (II) AUTHORIZING THE DEBTOR TO TAKE CERTAIN CORPORATE ACTIONS TO PURCHASE THE TURBINE ASSETS; AND (III) GRANTING RELATED RELIEF

(DOCKET NO. 187)

Upon consideration of the Motion[1] of the Debtor, pursuant to sections 105 and 363 of title 11 of the United States Code, 11 U.S.C. §§ 101 et seq. (the "Bankruptcy Code") and Rules 2002, 6004, 9007 and 9014 of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules") for, among other things, entry of an order (this "Order") (i) approving the proposed bidding procedures (the "Bidding Procedures"), a copy of which is attached hereto as **Exhibit 1**, in connection with the expedited sale of the of the equity interests of the direct subsidiaries of the Debtor, consisting of the equity interests in the non-debtor subsidiaries BPZ Energy U.S. Holdings L.L.C. and BPZ Energy International Holdings, L.P. (collectively, the "Equity Interests"), (ii) approving the form and manner of notice of such expedited sale of the Equity Interests (the "Sale Notice"), a copy of which is attached hereto as **Exhibit 2**, including the form and manner of service of such Sale Notice; (iii) authorizing the Debtor to take certain corporate actions necessary to purchase the Turbine Assets; and (iv) scheduling the Sale Hearing; and the

[1] Capitalized terms used but otherwise not defined herein shall have the meanings set forth in the *Debtor's Emergency Motion Pursuant to 11 U.S.C. §§ 105(a) and 363 and Bankruptcy Rules 2002 and 6004 for Orders (I) (A) Approving Bidding Procedures and Notice Procedures Related to the Proposed Sale of Assets and (B) Scheduling a Hearing on Approval of the Proposed Sale of Assets; (II) Approving the Sale of Assets Free and Clear of Claims and Liens; (III) Authorizing the Debtor to Take Certain Corporate Actions to Purchase the Turbine Assets and (IV) Granting Related Relief* [Dkt. No. 187] (the "Motion").

Court having conducted a hearing to consider the relief requested in the Motion (the "Bidding Procedures Hearing"); and the appearance of all interested parties and all responses and objections, if any, to the Bidding Procedures, the Turbine Asset Purchase and the related relief requested in the Motion having been duly noted in the record of the Bidding Procedures Hearing; and upon the record of the Bidding Procedures Hearing, and all other pleadings and proceedings in this case, including the Motion; and it appearing that the Bidding Procedures, the Turbine Asset Purchase and the other relief requested in the Motion is in the best interests of the Debtor and its estate, its creditors and all other parties in interest; and after due deliberation and sufficient cause appearing therefor;

IT IS HEREBY FOUND, DETERMINED, AND CONCLUDED THAT:

A. The findings and conclusions set forth herein constitute the Court's findings of fact and conclusions of law pursuant to Bankruptcy Rule 7052, made applicable to this proceeding pursuant to Bankruptcy Rule 9014. To the extent any of the following findings of fact constitute conclusions of law, they are adopted as such. To the extent any of the following conclusions of law constitute findings of fact, they are adopted as such.

B. This Court has jurisdiction over the Motion pursuant to 28 U.S.C. §§ 157 and 1334 and the General Order of Reference from the United States District Court for the Southern District of Texas, dated as of May 24, 2012. This matter is a core proceeding pursuant to 28 U.S.C. § 157(b). Venue is proper pursuant to 28 U.S.C. §§ 1408 and 1409.

C. The statutory and legal predicates for the relief requested in the Motion and provided for herein are sections 105(a) and 363 of the Bankruptcy Code, Bankruptcy Rules 2002, 6004, 9007 and 9014, and the Local Rules of Bankruptcy Practice and Procedure of the United States Bankruptcy Court for the Southern District of Texas (the "Local Rules").

D. Good and sufficient notice of the relief sought in the Motion has been given under the circumstances and such notice complies with the applicable requirements of the Bankruptcy Code, the Bankruptcy Rules and the Local Rules. Accordingly, no further notice of the Motion is necessary or required.

E. The legal and factual bases set forth in the Motion establish just cause for the relief granted herein. The entry of this order is in the best interest of the Debtor, its estate and creditors and other parties in interest.

F. The Sale Notice, substantially in the form attached as Exhibit 2 to this Order, is reasonably calculated and sufficient to provide interested parties with timely and proper notice of the proposed Sale, including, without limitation: (i) the date, time, and place of the Auction (if one is held); (ii) the Bidding Procedures; (iii) the deadline for filing objections to the Sale and entry of the Sale Order (the "Objection Deadline"), and the date, time, and place of the Sale Hearing; (iv) reasonably specific identification of the Equity Interests to be sold; and (v) a description of the Sale as being free and clear of liens, claims, encumbrances and other interests (except as set forth in the Form PSA or Purchase and Sale Agreement, as applicable), with all such liens, claims, encumbrances and other interests attaching with the same validity and priority to the Sale proceeds, and no other or further notice of the Sale shall be required.

NOW THEREFOR, IT IS HEREBY ORDERED, ADJUDGED AND DECREED THAT:

1. The Motion is GRANTED to the extent set forth herein.

2. Any objections to the Motion or the relief granted by this Order that have not been withdrawn, waived or settled, and all reservations of rights included therein, are hereby overruled and denied on the merits.

3. The Bidding Procedures are hereby approved in their entirety and are incorporated herein by reference. The Debtor is authorized to take any and all actions necessary or appropriate to implement the Bidding Procedures.

4. The deadline for submitting a Qualified Bid (as such term is defined in the Bidding Procedures) shall be **June 26, 2015 at 4:00 p.m. (Houston Time)** (the "Bid Deadline"). The Debtor, with the consent of the Committee, may extend the Bid Deadline, provided that the Debtor notifies all Potential Bidders of any such extension.

5. To the extent at least two Qualified Bids are timely received, the Debtor is authorized to conduct an Auction on or about **June 30, 2015 at 10:00 a.m. (Houston Time)** at the offices of Baker & Hostetler LLP, 811 Main Street, Suite 1100, Houston, Texas 77002, or such other location as may be announced prior to the Auction. Only the authorized representatives of Qualified Bidders will be permitted to participate in the Auction. The Debtor, with the consent of the Committee, has the right to adjourn or cancel the Auction at or prior to the Auction.

6. At the Auction, when only one Qualified Bidder remains and the Debtor has selected, after consultation with the advisors to the Committee, that Qualified Bidder that has submitted the highest and best bid (the "Successful Bidder"), the Auction will conclude. As soon as reasonably practicable following the conclusion of the Auction, the Debtor shall: (a) notify the Successful Bidder (the "Successful Bidder") that such bidder's offer has been determined by the Debtor to be the Successful Bid, subject only to Court approval; and (b) file a notice with the Court announcing the Successful Bidder and the Sale Hearing.

7. If only one Qualified Bid is received by the Debtor by the Bid Deadline, the Debtor shall not hold an Auction and such Qualified Bid shall be the Successful Bid. If no

Qualified Bid is received by the Debtor by the Bid Deadline, the Debtor shall not hold an Auction and shall not request approval of a sale of the Equity Interests at the Sale Hearing.

8. All bidders submitting a Qualified Bid are deemed to have submitted to the exclusive jurisdiction of this Court with respect to all matters related to the proposed Sale, their bids, the Auction, the terms and conditions of the transfer of the Equity Interests, and the marketing process and waive the right to assert any other venue and any right to a jury trial in connection with any disputes relating to the proposed Sale, their bids, the Auction, the terms and conditions of the transfer of the Equity Interests, and the marketing process.

9. The Court will consider approval of the Sale to the Successful Bidder at the Sale Hearing on **July 7, 2015, at 2:30 p.m. (Houston Time)**. The Sale Hearing may be adjourned by the Debtor from time to time without further notice to creditors or other parties in interest other than by announcement of the adjournment in open court on the date scheduled for the Sale Hearing or by filing a notice on the docket of the Debtor's Chapter 11 Case.

10. The Sale Notice is hereby approved. Within one (1) business day following entry of this Order, the Debtor shall serve the Sale Notice by first class mail, postage prepaid (or email, if available), upon the Sale Notice Parties. In addition, the Debtor shall post the information contained in this section on the website for the Debtor's noticing agent, Kurtzman Carson Consultants LLC.

11. All objections to the Sale or any relief requested in this Motion, other than the relief granted by this Court in the Bidding Procedures Order, must be: (a) in writing; (b) signed by counsel or attested to by the objecting party; (c) in conformity with the Bankruptcy Rules and the Local Rules; (d) filed with the Clerk of the Bankruptcy Court, 515 Rusk Avenue, Houston, Texas 77002 by no later than **4:00 p.m. (Houston Time) on July 2, 2015** (the "Objection

Deadline"); and (e) served in accordance with the Local Rules so as to be received on or before the Objection Deadline by the following: (i) co-counsel for the Debtor: Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038 (Attn: Matthew G. Garofalo, Esq.) and Hawash Meade Gaston Neese & Cicack LLP, 2118 Smith Street, Houston, Texas 77002 (Attn: Walter Cicack, Esq.); (ii) counsel to the Committee: Akin Gump Strauss Hauer & Feld LLP, One Bryant Park, Bank of America Tower, New York, NY 10036 (Attn: Michael S. Stamer and Meredith A. Lahaie); and (iii) U.S. Trustee: 515 Rusk Avenue, Suite 3516, Houston, Texas 77002 (Attn: Hector Duran). Each objection shall state the legal and factual basis of such objection and may be orally supplemented at the Sale Hearing. If an objection is not filed and served on or before the Objection Deadline in accordance with the foregoing requirements, the objecting party shall be barred from objecting to the Sale and shall not be heard at the Sale Hearing, and this Court may enter the Sale Order without further notice to such party.

12. Failure to file an objection on or before the Objection Deadline shall be deemed to be "consent" for purposes of section 363(f) of the Bankruptcy Code.

13. No finding or ruling is made in this Bidding Procedures Order as to the adequacy of the proposed Sale, it being intended that such approval will be sought at the Sale Hearing.

14. In the event that there is a conflict between this Order or the Bidding Procedures, on the one hand, and the Motion or a Purchase and Sale Agreement, on the other hand, this Order and the Bidding Procedures shall control and govern.

15. The Debtor is authorized to take any corporate action that is required in order to effectuate the Turbine Asset Purchase, as set forth in the Motion.

16. This Order shall be effective immediately upon entry, and any stay of orders provided for in Bankruptcy Rule 6004(h) or any other provision of the Bankruptcy Code, the

Bankruptcy Rules, or the Local Rules is expressly waived. The Debtor is not subject to any stay in the implementation, enforcement or realization of the relief granted in this Order, and may, in its sole discretion and without further delay, take any action and perform any act authorized or approved under this Order.

17. The Court shall retain jurisdiction over any matter or dispute arising from or relating to the implementation of this Order.

SIGNED: June 12, 2015.

DAVID R. JONES
UNITED STATES BANKRUPTCY JUDGE

EXHIBIT 1

Bidding Procedures

Bidding Procedures

Set forth below are the bidding procedures (the "Bidding Procedures") to be employed with respect to a sale of the equity interests of the direct subsidiaries of BPZ Resources, Inc. (the "Debtor", and together with its direct and indirect subsidiaries, the "Company"), consisting of the equity interests in the non-debtor subsidiaries BPZ Energy U.S. Holdings L.L.C. and BPZ Energy International Holdings, L.P. (collectively, the "Equity Interests"). The Equity Interests being acquired and the terms and conditions upon which the Debtor contemplates consummating a sale are further described in the form Equity Interest Purchase and Sale Agreement (the "Form PSA").

On June 12, 2015 the United States Bankruptcy Court for the Southern District of Texas, Victoria Division (the "Court") entered an order (the "Bidding Procedures Order"), which, among other things, authorized the Debtor to determine the highest or otherwise best offer for the Equity Interests through the Bidding Procedures. The sale of the Equity Interests (the "Sale") is subject to competitive bidding as set forth herein and approval by the Court pursuant to sections 105 and 363 of title 11 of the United States Code (the "Bankruptcy Code"), and Rules 2002, 6004, 9007 and 9014 of the Federal Rules of Bankruptcy Procedure.

1. Participation Requirements and Due Diligence

(a) To participate in the bidding process or the Auction (as defined below), a person or entity interested in acquiring the Equity Interests (each, a "Potential Bidder") must first deliver to the Debtor and its advisors an executed confidentiality agreement in form and substance satisfactory to the Debtor and its advisors (the "Confidentiality Agreement"). Without limiting the foregoing sentence, the Confidentiality Agreement will provide that all non-public information about the Debtor received by a Potential Bidder will be kept strictly confidential in accordance therewith and used only in connection with analyzing the proposed Sale transaction (the "Proposed Transaction").

(b) The Debtor or its advisors shall post in the Debtor's data room these Bidding Procedures, together with a WORD copy of the Form PSA. All Potential Bidders, whether deemed Qualified Bidders (as defined below) or not, consent to the jurisdiction of the Court to determine matters concerning the Proposed Transaction and their bids (each, a "Bid") (whether or not one is made), the Auction, or the marketing process generally and waive any right to any other venue.

(c) Any Potential Bidder wishing to conduct due diligence concerning the Proposed Transaction shall be granted (i) reasonable access to the Debtor's management during normal business hours and (ii) access to all relevant information regarding the business of the Debtor reasonably necessary to enable a Potential Bidder to evaluate the Proposed Transaction. The Debtor shall make such document access available to Potential Bidders through an electronic data room as soon as reasonably practicable following the execution of the

Confidentiality Agreement. Potential Bidders interested in conducting due diligence should contact Houlihan Lokey Capital, Inc. ("Houlihan"), 245 Park Avenue, 20th Floor, New York, New York 10167 (Attn: John-Paul Hanson – JHanson@HL.com). Notwithstanding the foregoing, Houlihan is not required to provide confidential, business-sensitive or proprietary information to any person if the Debtor reasonably believes that such disclosure would be detrimental to the interest of the Debtor's estate. All due diligence must be completed before the Bid Deadline (as defined below). No condition(s) allowing or regarding further due diligence will be accepted after the Bid Deadline unless otherwise determined by the Debtor. Potential Bidders are required to exercise their own discretion before relying on any information provided by the Debtor regarding the Proposed Transaction. Neither the Debtor nor its representatives or advisors are responsible for, and will bear no liability with respect to, any information obtained by Potential Bidders pursuant hereto.

(d) The Debtor and its advisors shall: (i) receive and evaluate any Bids from Potential Bidders; (ii) negotiate offers made to purchase the Equity Interests; (iii) request information from Potential Bidders, engage in discussions with Potential Bidders, and take such other actions to determine whether any Bid constitutes or could lead to a Qualified Bid; and (iv) take any other actions contemplated under these Bidding Procedures.

2. Submission of Bids

(a) Any Potential Bidder interested in the Proposed Transaction must submit a Bid prior to **June 26, 2015 at 4:00 p.m. (Houston Time)** (the "Bid Deadline"). The Debtor, with the consent of the official committee of unsecured creditors (the "Committee"), may extend the Bid Deadline, provided that the Debtor notifies all Potential Bidders of any such extension. In order for a Bid to be considered, it must be a "Qualified Bid." A Potential Bidder will be deemed to be a "Qualified Bidder" if the Debtor and its advisors (in consultation with the advisors to the Committee), in their sole discretion, determine that such Potential Bidder submitted a Qualified Bid.

(b) A Bid will be considered a "Qualified Bid" only if the Bid satisfies the following requirements prior to the Bid Deadline:

(i) Provides for the acquisition of the Equity Interests pursuant to an executed purchase and sale agreement (a "Purchase and Sale Agreement") that contains terms no less favorable to the Debtor's estate than the Form PSA to the extent such terms materially impact the economic value of the Proposed Transaction, as determined by the Debtor, with the consent of the Committee; provided, however, that the Debtor, with the consent of the Committee, may consider an executed Purchase and Sale Agreement that provides for the purchase of other assets of the Company, so long as such Purchase and Sale Agreement otherwise satisfies the other requirements set forth below;

(ii) Provides that the Bid shall remain irrevocable until the Sale Hearing (as defined below), provided, that if such Bid is accepted as the Successful Bid or the Backup Bid (each, as defined below), such Bid shall continue to remain irrevocable, subject to the terms and conditions of the Bidding Procedures;

(iii) Includes written evidence that the Debtor concludes, with the consent of the Committee, that the Qualified Bidder has demonstrated the necessary financial ability to close the Proposed Transaction and provide adequate assurance of future performance under all contracts to be assumed and assigned in such Proposed Transaction (if any). Such information must include, among other things, the following: (A) contact names and numbers for verification of financing sources; (B) written evidence of the Bidder's internal resources and proof of any debt funding commitments and, if applicable, equity commitments in an aggregate amount equal to the cash portion of such Bid or the posting of an irrevocable letter of credit from a recognized banking institution issued in favor of the Debtor in the amount of the cash portion of such Bid, in each case, as are needed to close the Proposed Transaction; (C) the Bidder's current financial statements (audited if they exist) or other similar financial information reasonably acceptable to the Debtor; and (D) any such other form of financial disclosure or credit-quality support information or enhancement reasonably acceptable to the Debtor demonstrating that such Bidder has the ability to close the Proposed Transaction;

(iv) Includes written evidence that such Qualified Bidder has obtained authorization and approval from its board of directors (or comparable governing body) with respect to the submission of its Bid and the execution of the agreements associated therewith, or a representation that no such authorization or approval is required;

(v) Provides that any cash portion of the purchase price will be paid in cash, cash equivalents, or such other consideration acceptable to the Debtor;

(vi) Be accompanied by a wire transfer or a certified or bank check (or other form of immediately available funds acceptable to the Debtor), to be held in one or more accounts of the Debtor (which shall not become property of the Debtor's estate absent further order of the Court), of an earnest money cash deposit of not less than ten percent (10%) of the purchase price contained in the Bid (the "Good Faith Deposit");

(vii) Includes a proposed path and timeline reasonably satisfactory to the Debtor, with the consent of the Committee, that exhibits the Qualified Bidder is reasonably likely to obtain prompt regulatory approval to consummate the Proposed Transaction;

(viii) Is submitted in the form of a legally binding Purchase and Sale Agreement, fully executed by the Qualified Bidder in a clean copy, together with redlined copy marked against the Form PSA, that further:

(1) Identifies the Qualified Bidder and any members of its investor group, if applicable, and full disclosure of any parent companies of the Qualified Bidder;

(2) Identifies with specificity the Equity Interests or other assets being purchased, the liabilities being assumed and any contracts and leases the Qualified Bidder seeks to have assigned (if any);

(3) Identifies all conditions to the Qualified Bidder's obligation to consummate the Proposed Transaction;

(4) Is not subject to any conditions, representations, or terms that the Debtor determines to be unacceptable;

(5) Describes with specificity the total consideration proposed to be paid for the Equity Interests or other assets;

(6) Is not conditioned upon the Court's approval of any bid protections, such as a break-up fee, termination fee, expense reimbursement, working fee or similar type of payment;

(7) Is not conditioned upon tax, due diligence, financing or other contingency;

(8) Does not contain any condition to closing of the Proposed Transaction relating to the receipt of any third party approvals (other than entry of an order of the Court approving the Sale (the "Sale Order"));

(9) Expressly acknowledges and represents that the Qualified Bidder: (A) has had an opportunity to conduct any and all due diligence regarding the Proposed Transaction prior to making its Bid, (B) has relied solely upon its own independent review, investigation and/or inspection of any documents in making its Bid or that of any of its legal, financial or other advisors, (C) did not rely upon any written or oral statements, representations, promises, warranties or guaranties whatsoever, whether express, implied, by operation of law or otherwise, regarding the business of the Company or the Proposed Transaction, or the completeness or accuracy of any information provided in connection therewith, except as expressly stated in the representations and warranties contained in the Purchase and Sale Agreement ultimately accepted and executed by the Debtor, and (D) accepts and consents to these Bidding Procedures and acknowledges the Court's exclusive jurisdiction to resolve issues related thereto;

(10) Sets forth the anticipated timeframe for consummating the Proposed Transaction; and

(11) Contains other information reasonably requested by the Debtor and its advisors.

(c) A Qualified Bidder that desires to make a Bid must deliver copies of its Bid prior to the Bid Deadline via email to (1) BPZ Resources, Inc., the Debtor, attn: J. Durkin Ledgard, E-mail: durkin_ledgard@bpzresources.com; (2) Houlihan, as investment banker for the Debtor, attn: John-Paul Hanson, E-mail: jhanson@HL.com; (3) Stroock & Stroock & Lavan LLP, as co-counsel for the Debtor, attn: Matthew G. Garofalo, Esq., E-mail: mgarofalo@stroock.com and Hawash Meade Gaston Neese & Cicack LLP, as co-counsel for the Debtor, attn: Walter Cicack, Esq., E-mail: wcicack@hmgnc.com; and (4) Akin Gump Strauss Hauer & Feld LLP, as counsel to the Committee, attn: Michael S. Stamer and Meredith A. Lahaie, E-mail: mstamer@AkinGump.com and mlahaie@akingump.com; provided that if the Debtor receives a Bid prior to the Bid Deadline that is not a Qualified Bid the Debtor may provide the Bidder with the opportunity to remedy any deficiencies prior to the Auction.

(d) The Debtor, in its business judgment, reserves the right to reject any Bid if such Bid:

(1) Is on terms that are more burdensome than the terms of the Form PSA to the extent such terms materially impact the economic value of the Proposed Transaction;

(2) Is not received by the Bid Deadline;

(3) Is subject to any contingencies (including representations, warranties, covenants and timing requirements) of any kind or any other conditions precedent to such party's obligation to acquire the Equity Interests or other assets (other than as may be included in the Form PSA); or

(4) Is not a Qualified Bid for any other reason as set forth above.

Any Bid rejected pursuant to this paragraph shall not be deemed to be a Qualified Bid. In the event that any Bid is so rejected, the Debtor shall cause such Potential Bidder to be refunded its Good Faith Deposit and all accumulated interest thereon within three (3) business days after the Bid Deadline.

(e) Prior to the Auction, the Debtor shall determine, in consultation with the advisors to the Committee, which Qualified Bid represents the then-highest or otherwise best bid (the "Initial Highest Bid" and the entity submitting such Bid, the "Initial Highest Bidder"). As soon as reasonably practicably following the determination of the Initial Highest Bid, but no later than one business day prior to the Auction, each Qualified Bidder that timely submitted a Qualified Bid will be advised of such Initial Highest Bid and the Debtor shall distribute copies of such Initial Highest Bid to other Qualified Bidders.

3. Due Diligence From Potential Bidders or Qualified Bidders

Each Potential Bidder shall comply with all reasonable requests for additional information by the Debtor or its advisors regarding such Potential Bidder's financial wherewithal to consummate and perform obligations in connection with the Proposed Transaction. Failure by a Potential Bidder to comply with requests for additional information may be a basis for the Debtor and its advisors to determine that a Potential Bidder is not a Qualified Bidder. Similarly, each Qualified Bidder shall comply with all reasonable requests for additional information by the Debtor or its advisors regarding such Qualified Bidder's financial wherewithal to consummate and perform obligations in connection with the Proposed Transaction as the Auction progresses. Failure by a Qualified Bidder to comply with requests for additional information may be a basis for the Debtor and its advisors to determine that the Qualified Bidder may no longer participate in the Auction. The Debtor may disqualify any Qualified Bidder and Qualified Bid from participation in the Auction in the Debtor's discretion.

4. "As Is, Where Is"

The sale of the Equity Interests shall be without representations or warranties of any kind, nature or description by the Debtor, its advisors, agents or estate or any other party, except to the extent set forth in the Purchase and Sale Agreement between the Debtor and the Successful Bidder (as defined below). Except as otherwise provided in the Successful Bidder's Purchase and Sale Agreement, the Equity Interests shall be sold free and clear of all pledges, liens, security interests, encumbrances, claims, charges, options and interests therein (collectively, the "Claims") pursuant to section 363(f) of the Bankruptcy Code, such Claims to attach to the net proceeds of the sale of the Equity Interests, with the same validity and priority as existed immediately prior to such sale.

5. No Auction

If only one Qualified Bid is received by the Debtor by the Bid Deadline, the Debtor shall not hold an Auction and such Qualified Bid shall be the Successful Bid. If no Qualified Bid is received by the Debtor by the Bid Deadline, the Debtor shall not hold an Auction and shall not request approval of a sale of the Equity Interests at the Sale Hearing.

6. The Auction

(a) If two or more Qualified Bids have been submitted for the Equity Interests in accordance with these Bidding Procedures, the Debtor is authorized to conduct an Auction on **June 30, 2015 at 10:00 a.m. (Houston Time)** with respect to such Qualified Bids in order to determine the highest and best Bid (the "Successful Bid") to submit for approval by the Court. The Auction shall be organized and conducted by the Debtor at the offices of Baker & Hostetler LLP, 811 Main Street, Suite 1100, Houston, Texas 77002, or such other location as may be announced prior to the Auction to the Auction Participants (defined below). The Debtor, with the consent of the Committee, has the right to adjourn or cancel the Auction at or prior to the Auction.

(b) The Auction will be governed by the following procedures:

(i) The Auction will be recorded by an authorized court reporter.

(ii) The only persons or entities who will be permitted to Bid at the Auction are the authorized representatives of each Qualified Bidder[2] (the "Auction Participants"). While only the Auction Participants may make Qualified Bids at the Auction, the Auction may be attended by representatives of the Debtor, the Committee and the U.S. Trustee.

(iii) Each Qualified Bidder participating at the Auction will be required to represent that it has not engaged in any collusion with respect to the bidding or the Proposed Transaction.

(iv) The Auction shall be conducted by the Debtor in accordance with such procedures and requirements as may be established at the discretion of the Debtor and its advisors, with the consent of the Committee, to result in the highest and best offer for the Equity Interests, which rules shall be announced prior to commencement of the Auction and may include the determination of the amount of time between Qualified Bids, the conducting of multiple rounds of open bidding, and to declare that the Auction has ended when no further Bids are timely made or otherwise. The Debtor may waive and/or employ and announce at the Auction additional rules that are reasonable under the circumstances for conducting the Auction provided that such rules are (A) not inconsistent with the Bidding Procedures Order, the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure, the Local Bankruptcy Rules of the Court, or any order of the Court entered in connection with this Chapter 11 Case and (B) disclosed to each Qualified Bidder.

(v) The first Qualified Bid at the Auction shall be deemed to have been made by the Initial Highest Bidder in the amount of the Initial Highest Bid. Thereafter, the Auction will continue in the manner determined by the Debtor above; provided, however, (A) additional Bids must be Qualified Bids (except that subsequent Qualified Bids made at the Auction, need not be received by the Bid Deadline) and (B) additional Qualified Bids must be made in higher increments of at least $500,000 in cash (the "Minimum Bid Increment"). Each such additional Qualified Bid, shall be referred to herein as an "Overbid".

[2] Parties that have submitted bids for the Company's assets, which were determined to be "Qualified Bids" by the Debtor, shall be deemed to be "Qualified Bidders" for purposes of these Bidding Procedures.

(vi) The Debtor shall determine, with the consent of the Committee, whether a Qualified Bid by a Qualified Bidder at the Auction matches or is higher and better than the prior Qualified Bid.

(vii) The Auction shall continue until there is one Qualified Bid for the Equity Interests that the Debtor determines, after consultation with the advisors to the Committee, is the highest or best Qualified Bid at the Auction. At the conclusion of the Auction, the Debtor shall: (A) select the highest and best offer for the Equity Interests (the "Successful Bid"); (B) notify the person that made the Successful Bid (the "Successful Bidder") that such person's offer has been determined by the Debtor to be the Successful Bid, subject only to Court approval; and (C) file a notice with the Court announcing the Successful Bidder and the hearing to be conducted for approval of same (the "Sale Hearing"). The Sale Hearing shall be held on **July 7, 2015 at 2:30 p.m. (Houston time)**, or such other date as the Court may set. The Sale Hearing may be adjourned by the Debtor from time to time without further notice to creditors or other parties in interest other than by announcement of the adjournment in open court on the date scheduled for the Sale Hearing or by filing a notice on the docket of the Debtor's chapter 11 case. Prior to the Sale Hearing, the Successful Bidder shall complete and sign all agreements and documents as necessary to bind the Successful Bidder to all of the terms and conditions contemplated by the Successful Bid. The Successful Bid shall remain irrevocable until the earlier of (x) 4:00 p.m. (Houston Time) on the date that is thirty (30) days after the date of entry of the Sale Order (the "Outside Date") and (y) the closing of the transaction.

(viii) The Good Faith Deposit of the Successful Bidder shall be applied by the Debtor against the purchase price to be paid by the Successful Bidder or held by the Debtor and forfeited, as the case may be, in accordance with the terms of the Purchase and Sale Agreement associated with the Successful Bid.

(ix) The Debtor shall not be deemed to have finally accepted any Qualified Bid unless and until such Qualified Bid and the Debtor's acceptance thereof have been authorized by order of the Court.

7. Good Faith Deposits

The Good Faith Deposits of all Qualified Bidders shall be held in one or more accounts by the Debtor, but shall not become property of the Debtor's estate absent further order of the Court. The Good Faith Deposit of any Qualified Bidder that is neither the Successful Bidder nor the Backup Bidder shall be returned to such Qualified Bidder not later than five (5) business days after the Sale Hearing. The Good Faith Deposit of the Backup Bidder, if any, shall be returned

to the Backup Bidder on the date that is the earlier of 72 hours after (1) the closing of the transaction with the Successful Bidder for the assets bid upon by the Backup Bidder, and (2) the Outside Date. If the Successful Bidder timely closes the winning transaction, its Good Faith Deposit shall be credited towards the purchase price.

8. Backup Bidder

(a) Notwithstanding anything in the Bidding Procedures to the contrary, if an Auction is conducted, the Qualified Bidder with the next highest or otherwise best Bid at the Auction, as determined by the Debtor, after consulting with the advisors to the Committee, will be designated as the backup bidder (the "Backup Bidder"). The Backup Bidder shall be required to keep its initial Bid (or if the Backup Bidder submitted one or more Overbids at the Auction, the Backup Bidder's final Overbid) (the "Backup Bid") open and irrevocable until the earlier of (1) Outside Date, and (2) the closing of the transaction with the Successful Bidder.

(b) Following the Sale Hearing, if the Successful Bidder fails to consummate the Proposed Transaction, the Backup Bidder will be deemed to have the new prevailing bid, and the Debtor will be authorized, without further order of the Court, to consummate the transaction with the Backup Bidder. In such case of a breach or failure to perform on the part of such Successful Bidder, the defaulting Successful Bidder's deposit shall be forfeited to the Debtor. The Debtor reserves the right to seek all available damages, including specific performance, from any defaulting Successful Bidder (including any Backup Bidder designated as a Successful Bidder) in accordance with the terms of these Bidding Procedures.

9. Reservation of Rights

The Debtor further reserves the right, as it may reasonably determine to be in the best interest of its estate, to: (1) determine which bidders are Qualified Bidders; (2) determine which Bids are Qualified Bids; (3) determine which Qualified Bid is the highest or best proposal and which is the next highest or best proposal; (4) reject any Bid that is (A) inadequate or insufficient, (B) not in conformity with the requirements of the Bidding Procedures or the requirements of the Bankruptcy Code or (C) contrary to the best interests of the Debtor and its estate; (5) waive terms and conditions set forth herein with respect to all Potential Bidders; (6) impose additional terms and conditions with respect to all Potential Bidders; (7) extend the deadlines set forth herein; (8) continue or cancel the Auction and/or Sale Hearing in open court without further notice; and (9) modify the Bidding Procedures and implement additional procedural rules that the Debtor determines, in its business judgment, will better promote the goals of the bidding process and discharge the Debtor's fiduciary duties and are not inconsistent with any Court order.

EXHIBIT 2

Sale Notice

IN THE UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF TEXAS
VICTORIA DIVISION

In re:	§	Chapter 11
	§	
BPZ Resources, Inc.,	§	Case No.: 15-60016 (DRJ)
	§	
Debtor.	§	

NOTICE OF (I) SOLICITATION OF BIDS; (II) BIDDING PROCEDURES; (III) AUCTION; (IV) SALE HEARING AND (V) RELATED RELIEF AND DATES

TO ALL CREDITORS AND OTHER PARTIES IN INTEREST:

PLEASE TAKE NOTICE that on March 9, 2015, BPZ Resources, Inc., the debtor and debtor in possession in the above-captioned Chapter 11 case (the "Debtor") filed a voluntary petition for relief under Chapter 11 of Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas (the "Court").

PLEASE TAKE FURTHER NOTICE that on June 8, 2015 the Debtor filed the *Debtor's Emergency Motion Pursuant to 11 U.S.C. §§ 105(a) and 363 and Bankruptcy Rules 2002 and 6004 for Orders (I) (A) Approving Bidding Procedures and Notice Procedures Related to the Proposed Sale of Assets and (B) Scheduling a Hearing on Approval of the Proposed Sale of Assets; (II) Approving the Sale of Assets Free and Clear of Claims and Liens; (III) Authorizing the Debtor to Take Certain Corporate Actions to Purchase the Turbine Assets and (IV) Granting Related Relief* [Dkt. No. 187] (the "Motion") with the clerk of the Bankruptcy Court seeking, among other things, (a) entry of an order (the "Bidding Procedures Order") (i) scheduling a hearing (the "Sale Hearing") on approval of the proposed sale (the "Sale") of the equity interests of the direct subsidiaries of the Debtor, consisting of the equity interests in the non-debtor subsidiaries BPZ Energy U.S. Holdings L.L.C. and BPZ Energy International Holdings, L.P. (collectively, the "Equity Interests"), free and clear of liens, claims, encumbrances and other interests and (ii) authorizing and approving certain bidding procedures for the Sale (collectively, the "Bidding Procedures", a copy of which is attached as Exhibit 1 to the Bidding Procedures Order); (b) entry of an order authorizing and approving the Sale after the Sale Hearing (the "Sale Order"); and (c) authorizing the Debtor to take certain corporate actions to purchase certain turbines. Please note that all capitalized terms used but not defined herein shall have the meanings set forth in the Motion.

PLEASE TAKE FURTHER NOTICE that on June 12, 2015, the Bankruptcy Court entered the Bidding Procedures Order [Dkt. No. ___]. The Debtor is soliciting offers for the purchase of its assets as set forth in the Bidding Procedures. **All interested bidders should carefully read the Bidding Procedures and Bidding Procedures Order**. To the extent that there are any inconsistencies between this notice and the Bidding Procedures or Bidding Procedures Order, the

Bidding Procedures or Bidding Procedures Order, as applicable, shall govern in all respects.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Bidding Procedures Order, in the event that the Debtors timely receive two or more Qualified Bids, the Debtor will conduct an auction (the "Auction"), which shall be held at the offices of Baker & Hostetler LLP, 811 Main Street, Suite 1100, Houston, Texas 77002, on **June 30, 2015 at 10:00 a.m. (Houston Time)** or such later date and time as selected by the Debtor. The Auction shall be conducted in a timely fashion according to the Bidding Procedures. Only Qualified Bidders with Qualified Bids, as determined in accordance with the Bidding Procedures, shall be entitled to make any subsequent bids at the Auction. A Qualified Bidder that desires to make a bid shall deliver a written or electronic copy of its bid to the parties identified in the Bidding Procedures so as to be received prior to **June 26, 2015 at 4:00 p.m. (Houston Time)** (the "Bid Deadline") and otherwise comply with the Bidding Procedures.

PLEASE TAKE FURTHER NOTICE that if no Qualified Bid is received by the Debtor by the Bid Deadline, the Debtor shall not hold an Auction and shall not request approval of a sale of the Equity Interests at the Sale Hearing.

PLEASE TAKE FURTHER NOTICE that the Successful Bid will be subject to approval by the Court. The Sale Hearing to consider approval of the Sale of the Equity Interests to the Successful Bidder is presently scheduled to take place on **July 7, 2015 at 2:30 p.m. (Houston Time)**, or as soon thereafter as counsel may be heard, before the Honorable David Jones in Courtroom 400 in the United States Courthouse, 515 Rusk Avenue, Houston, Texas 77002, or before any other judge who may be sitting in his place and stead. The Sale Hearing may be adjourned by the Debtor from time to time without further notice to creditors or other parties in interest other than by announcement of the adjournment in open court on the date scheduled for the Sale Hearing or by filing a notice on the docket of the Debtor's chapter 11 case.

PLEASE TAKE FURTHER NOTICE that, except as otherwise set forth in the Bidding Procedures Order, objections, if any, to the Sale of the Equity Interests, or any relief requested in the Motion other than the relief granted by this Court in the Bidding Procedures Order **must** be: (a) in writing; (b) signed by counsel or attested to by the objecting party; (c) in conformity with the Bankruptcy Rules and the Local Rules; (d) filed with the Clerk of the Bankruptcy Court, 515 Rusk Avenue, Houston, Texas 77002 by no later than **4:00 p.m. (Houston Time)** on July 2, 2015 (the "Objection Deadline"); and (e) served in accordance with the Local Rules so as to be received on or before the Objection Deadline by the following: (i) co-counsel for the Debtor: Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038 (Attn: Matthew G. Garofalo, Esq.) and Hawash Meade Gaston Neese & Cicack LLP, 2118 Smith Street, Houston, Texas 77002 (Attn: Walter Cicack, Esq.); (ii) counsel to the Committee: Akin Gump Strauss Hauer & Feld LLP, One Bryant Park, Bank of America Tower, New York, NY 10036 (Attn: Michael S. Stamer and Meredith A. Lahaie); and (iii) U.S. Trustee: 515 Rusk Avenue, Suite 3516, Houston, Texas 77002 (Attn: Hector Duran). Each objection shall state the legal and factual basis of such objection and may be orally supplemented at the Sale Hearing.

CONSEQUENCES OF FAILING TO TIMELY MAKE AN OBJECTION

ANY PARTY OR ENTITY WHO FAILS TO TIMELY MAKE AN OBJECTION TO THE SALE ON OR BEFORE THE OBJECTION DEADLINE IN ACCORDANCE WITH THE BIDDING PROCEDURES ORDER SHALL BE FOREVER BARRED FROM ASSERTING ANY OBJECTION TO THE SALE, INCLUDING WITH RESPECT TO THE TRANSFER OF THE EQUITY INTERESTS FREE AND CLEAR OF ALL LIENS, CLAIMS, ENCUMBRANCES, AND OTHER INTERESTS, EXCEPT AS SET FORTH IN THE APPLICABLE PURCHASE AND SALE AGREEMENT RELATED THERETO. IF YOU FAIL TO RESPOND IN ACCORDANCE WITH THIS NOTICE, THE COURT MAY GRANT CERTAIN OF THE RELIEF REQUESTED IN THE MOTION WITHOUT FURTHER NOTICE OR HEARING.

PLEASE TAKE FURTHER NOTICE that copies of the Motion, the Bidding Procedures Order, the Bidding Procedures, and the Form PSA, are available: (a) upon request to the Debtor's noticing agent, Kurtzman Carson Consultants LLC ("KCC"), by calling (866) 381-9100; (b) by visiting the website maintained by KCC in this Chapter 11 case at http://www.kccllc.net/bpz (the "KCC Website") or (c) for a fee via PACER by visiting http://ecf.txsb.uscourts.gov.

PLEASE TAKE FURTHER NOTICE that you may obtain additional information concerning the above-captioned Chapter 11 case at the KCC Website.

[*Remainder of Page Intentionally left Blank*]

Dated: June __, 2015

Respectfully submitted,

HAWASH MEADE GASTON NEESE & CICACK LLP

By: ______________________________

WALTER CICACK
Texas State Bar No. 04250535
2118 Smith Street
Houston, Texas 77002
Telephone: (713) 658-9001
Facsimile: (713) 658-9011

and

STROOCK & STROOCK & LAVAN LLP
Kristopher M. Hansen (admitted *pro hac vice*)
Frank A. Merola (admitted *pro hac vice*)
Matthew G. Garofalo (admitted *pro hac vice*)
180 Maiden Lane
New York, NY 10038
Telephone: (212) 806-5400
Facsimile: (212) 806-6006

ATTORNEYS FOR THE DEBTOR AND DEBTOR-IN-POSSESSION